EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of Business  Bancorp (the “Company”) on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange  Commission on the date hereof (the “Report”),  I, Patrick E. Phelan,  Chief Financial Officer of the Company,  certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 13, 2003	/s/ PATRICK E. PHELAN
Patrick E. Phelan
Executive Vice President and
Chief Financial Officer